Versus Capital Multi-Manager Real Estate Income Fund LLC

Summary Prospectus     December 22, 2011 (As Amended April 06, 2015)

Before you invest, you may want to review the prospectus of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”), which contains more information about the Fund and its risks.  You can find the Fund's prospectus and other information about the Fund online at http://versuscapital.com.  You can also get information at no cost by calling 877.343.7916, or by sending an email request to info@versuscapital.com. The Fund’s current prospectus ("Prospectus") and the statement of additional information ("SAI"), both dated April 06, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.  The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.  Any capitalized terms used but not defined herein shall have the meanings given to them in the Prospectus.

Investment Objectives

The Fund’s primary investment objective is to seek consistent current income, while the Fund’s secondary objectives are capital preservation and long-term capital appreciation.

Principal Investment Strategies

The Fund attempts to achieve these objectives by allocating its capital among a select group of institutional asset managers with expertise in managing portfolios of real estate and real estate-related securities.  Under normal market conditions, the Fund will invest between 50% and 75% of its assets into investment funds (collectively, the “Investment Funds”) that invest in real estate through entities that qualify as real estate investment trusts for federal income tax purposes under the Code (“REITs”) and in debt investments secured by real estate.  On an overall basis, approximately 90% of the Investment Fund assets will be held in REITs.  Furthermore, the Fund will limit its exposure to debt investments secured by real estate and held in Investment Funds that do not qualify as REITs, to less than 10% of its total assets.  Investment Funds typically accept investments on a continuous basis, have quarterly repurchases, and do not have a defined termination date.  Additionally, the Fund will retain certain institutional asset managers (the “Investment Managers”) to sub-advise between 25% and 50% of the Fund’s assets to be invested in domestic and international publicly traded real estate securities, such as common and preferred stock of publicly listed REITs, and publicly traded real estate debt securities (cumulatively referred to hereafter as the “Real Estate Securities” and together with the Investment Funds as “Real Estate-Related Investments”).  Under normal market conditions, the Fund will invest at least 80% of its assets in Real Estate-Related Investments.  In certain extreme circumstances or market environments the Fund may reduce its investment in Real Estate-Related Investments and hold a larger position in cash or cash equivalents and/or deviate from the allocations ranges to Investment Funds and Investment Managers described above.

Share Classes

As noted below, the Fund offers two classes of shares, Class F Shares (VCMRX) and Class I Shares (VCMIX) (collectively, the “Shares”).

Fees and Expenses

The following tables are intended to help you understand the various costs and expenses you will pay if you buy and hold Shares of the Fund.

	Class F Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)	VCMRX	VCMIX
Maximum Sales Load (percentage of offering price)(1)	None	None
Maximum Sales Load on Reinvested Distributions	None	None
Maximum Early Withdrawal Charge	2.00%	None

	Class F Shares	Class I Shares
Annual Expenses (as a percentage of net assets)	VCMRX	VCMIX
Management Fees(2)	1.20%	1.20%
Distribution Fee(3)	0.30%	0.00%
Other Expenses(4)	0.30%	0.30%
Total Fund Annual Expenses(5)	1.80%	1.50%
Acquired fund fees and expenses (Investment Funds) (6)	0.03%	0.03%
Total Annual Expenses(7)	1.83%	1.53%

As noted above and in the footnotes below, the calculation of fees and expenses outlined in the expense table above are based upon a weighted average assets under management of $200 million.  Historically, the Fund has included all Investment Funds in the calculation of Acquired Fund Fees and Expenses (“AFFE”) within the expense table.  The calculation of Acquired Fund Fees and Expenses has been adjusted to reflect only the costs of Investment Funds that are investment companies and certain other privately offered traditional pooled investment vehicles.  This change has resulted in a material decrease in the percentage cost to investors of Acquired Fund Fees and Expenses in the foregoing expense table, even though the number of Investment Funds included in the Fund’s portfolio has not changed proportionately(7).  The Fund has made this change in accordance with regulatory guidance on the reporting of underlying fund expenses and after taking into account market practice.    Actual fees and expenses may be greater or less than those shown.

Example

The example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $1,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example does not present actual expenses and should not be considered a representation of future expenses.  Actual Fund expenses may be greater or less than those shown.

Class F Shares(3):

1 Year	3 Years	5 Years	10 Years
$18.30	$56.66	$97.49	$211.44

Class I Shares:

1 Year	3 Years	5 Years	10 Years
$15.30	$47.51	$82.00	$179.24

(1)                Investments are not subject to a Sales Load.  See “Plan of Distribution.”

(2)                Management Fees include the quarterly Investment Management Fee paid to the Adviser at an annual rate of 0.95% of NAV, which accrues daily on the basis of the average daily NAV of the Fund.  Management fees also include fees and expenses of the Investment Managers in their capacity as sub-advisers.  That portion of the management fees, 0.25%, is based on the following assumptions:  the anticipated weighted average assets under management over a fiscal year of approximately $200 million, a 30% allocation of the Fund’s assets to investment into Real Estate Securities managed by the Investment Managers, which allocation was made in accordance with the Adviser’s targeted allocation.  The fees such Investment Managers charge the Fund are based on the Investment Manager’s sub-advisory agreement.  The management fees paid to an Investment Manager in its capacity as a sub-adviser will generally range from 0.50% to 1.00% of the allocable portion of the Fund’s assets managed by such Investment Manager. The Investment Management Fee paid to the Adviser and the management fees paid to the Investment Managers acting as sub-advisers will be paid out of the Fund’s assets.  The Fund is not obligated, by regulation or otherwise, to compensate Callan; the Adviser will pay Callan from its Investment Management Fee an annual fee of up to approximately 0.10% of NAV.  Because the Investment Management Fee and the management fees paid to the Investment Managers acting as sub-advisers are calculated based on the Fund’s NAV, such fees will reduce the NAV of the Fund.  The Investment Management Fee is payable in arrears on a quarterly basis.  The management fees paid to the Investment Managers acting as sub-advisers may be payable in arrears on a monthly or quarterly basis.  See “Management of the Fund – Adviser and Investment Management Fee.

(3)                The Class F Shares will pay to the Distributor a Distribution Fee at an annual rate of 0.30%, which accrues on the basis of the average daily NAV of each shareholder’s Class F Shares.  So long as the Distribution Agreement remains in place the Distribution Fee shall be payable in the full amount of 0.30%.  As such, the cumulative Distribution Fee may be higher than prevailing market rates.

The Distributor may reallow a portion of the Distribution Fee to certain Selling Agents. The Distribution Fee accrues daily.  The Distribution Fee is payable in arrears at the end of each fiscal quarter.  Prior to the Effective Date, no Distribution Fee accrued or was paid to the Distributor or its designee, or the Selling Agents.  Because the Distribution Fee is calculated based on the Fund’s daily NAV of the Class F Shares, it reduces the NAV of the Class F Shares.

The Class I Shares are not subject to the Distribution Fee.  See “Plan of Distribution.”

(4)                The Fund’s “Other Expenses” have been capped via an Expense Limitation Agreement with the Adviser.  That agreement limits the amount of expenses borne by the Fund during the twelve months ending June 30, 2015 to an amount not to exceed 0.30% per annum of the Fund’s net assets.  There will be no recoupment of these expenses.  The Adviser shall not seek recoupment for payment of these expenses reimbursed during the twelve months ending June 30, 2015.  Additionally there were no proxy expenses for the Fund over this fiscal period.  The Fund’s annual expense ratio will increase if the Fund’s asset level decreases.  See “Management of the Fund – Other Expenses of the Fund.”

(5)                Total Fund Annual Expenses represents the Fund expenses as they are calculated in the Fund’s NSAR–B Annual Report.  Similar to a REIT mutual fund that does not include the operating expense of the underlying REITs, this total does not include the REIT fees and expenses of the underlying Investment Funds that hold assets through operating REITs, as discussed further in footnote 7 below.  The Fund’s Total Fund Annual Expenses will increase as a percentage of the Fund’s average net assets if the Fund’s assets decrease.  Actual fees and expenses may be greater or less than those shown.

(6)                Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other traditional pooled investment vehicles. It does not include brokerage or transaction costs incurred by these investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(7)                Total Annual Expenses do not include the indirect fees and expenses of the Investment Funds that are not investment companies or other privately offered traditional pooled investment vehicles.  These Investment Funds are typically investing in mortgages and other liens on and interests in real estate through entities qualifying as REITs.  Based on an assumed weighted average assets under management over the fiscal year of approximately $200 million, a 70% allocation of the Fund’s assets to such Investment Funds in accordance with the Manager’s targeted allocation, and the fees and other expenses charged by such Investment Funds (as disclosed by the institutional asset managers to such funds), the weighted average expense for these Investment Funds would be approximately 0.80%, making the Total Annual Expenses (if it included such Investment Funds) 2.63% for the Class F Shares and 2.33% for the Class I Shares.  These fees and expenses represent the operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Fund will not invest in Investment Funds that charge performance fees.  The fees and expenses are estimated based, in large part, on the operating history of the Investment Funds, which may change substantially over time and, therefore, significantly affect such expense.  The fees and expenses associated with these other Investment Funds currently range from 0.63% to 1.25% per annum of the average NAV of the Fund’s investment in such Investment Funds.  Actual fees and expenses may be greater or less than those shown.

The purpose of the table above is to assist you in understanding the various costs and expenses you would bear directly or indirectly as a shareholder of the Fund.  The annual “Other expenses” shown above are estimated based on the weighted average assets under management of the Fund of $200 million over the fiscal year and anticipated expenses of the Fund’s operations, and includes, among other things, fees and other expenses that the Fund will bear directly, including the Fund’s organizational expenses, initial and ongoing offering costs and fees and expenses of Bank of New York Mellon (the Fund’s “Custodian”).  Included are gross expenses.  In the event that the net assets of the Fund were to be substantially smaller than $200 million, the Fund’s estimated expenses as a percentage would be higher than the estimates presented above.  For a more complete description of the various costs and expenses of the Fund. See “Management of the Fund.”

The Adviser may from their own assets and at no additional cost to the Fund or the Fund’s shareholders, make payments to certain Selling Agents.  Such payments do not increase Fund expenses and thus, are not reflected in the Summary of Fund Expenses Section of this Prospectus.  Such payments may be paid to Selling Agents for marketing support and/or access to sales meetings, sales representatives and management representatives provided by the Selling Agents, inclusion of the Fund on a sales list, including a preferred or select sales list, or in other sales programs.  Payments may be paid to Selling Agents that provide services to the Fund or its shareholders, including, but not limited to, shareholder servicing, sub-administration or sub-transfer agency services.  See “Plan of Distribution – Other Payments Made By the Adviser, the Distributor and/or its designee.”

PORTFOLIO TURNOVER

                The Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares of the Fund are held in a taxable account.  These costs, which are not reflected in the annual fund expenses or in the example, affect the Fund’s performance.  See Portfolio turnover rate included with the Financial Highlights below.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance.  Beginning with the fiscal year ending in March 31, 2014, certain information reflects the financial results for a single I Share and a single F Share of the Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements, which have been audited by Grant Thornton LLP, an independent registered public accounting firm, whose report, along with this information and additional Fund performance and portfolio information, appears in the Fund’s 2013 Annual Report. To request the Fund’s 2013 Annual Report, please call 855-653-7173.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights Class F-Shares

	Six Months Ended
	September 30, 2014	Year Ended	Year Ended	Period Ended
	(Unaudited) .	March 31, 2014	March 31, 2013	March 31, 2012*
Net Asset Value, Beginning of Period	$ 25.41	$ 25.78	$ 25.00	$ 25.00
Income from investment operations..............................................................................
....... Net investment income (a).....................................................................................	0.24	0.50	1.00	– (b).
....... Net realized and unrealized gain............................................................................	0.53	0.20	0.36	– .
Total from investment operations..................................................................................	0.77	0.70	1.36	– .

Distribution from Net Investment Income....................................................................	(0.53)	(0.62)	(0.58)	– .
Return of Capital...........................................................................................................	– .	(0.45)	– .	– .
Early withdrawal charges..............................................................................................	– .	– (b)	– .	– .
Net Asset Value, End of Period	$ 25.65	$ 25.41	$ 25.78	$ 25.00

Total Return Based on Net Asset Value	2.48%(c)	2.80%	5.48%	0.00%(c)
Ratios and Supplemental Data:
Net Assets at end of period (000’s)..............................................................................	$ 1,488	$ 1,112	$ 562	$ 475
Ratios of gross expenses to average net assets.............................................................	2.77%(d)	4.05%	30.66%	703.30%(d)
Ratios of net expenses to average net assets.................................................................	2.24%(d)	2.05%	0.66%	0.00%(d)
Ratios of net investment income to average net assets..................................................	1.90%(d)	2.01%	3.99%	0.10%(d)
Portfolio turnover rate...................................................................................................	19.83%(c)	62.38%	23.54%	0.00%(c)

....... * Period from December 9, 2011 (Inception) to March 31, 2012

(a)     Per Share amounts are calculated based on average outstanding shares.

(b)     Less than $0.005 per share

(c)     Not annualized.

(d)     Annualized.

VERSUS CAPITAL MULTI-MANAGER REAL ESTATE INCOME FUND LLC

Financial Highlights Class I-Shares

	Six Months Ended
	September 30, 2014	Year Ended	Period Ended
	(Unaudited) .	March 31, 2014	March 31, 2013*
Net Asset Value, Beginning of Period	$ 25.47	$ 25.83	$ 24.91
Income from investment operations................................................
....... Net investment income(a)........................................................	0.34	0.67	0.83(a)
Net realized and unrealized gain..............................................	0.54	0.22	0.74
Total from investment operations...................................................	0.88	0.89	1.57

Distribution from Net Investment Income......................................	(0.63)	(0.73)	(0.65)
Return of Capital............................................................................	– .	(0.52)	– .
Net Asset Value, End of Period..................................................	$ 25.72	$ 25.07	$ 25.83
Total Return Based on Net Asset Value....................................	2.88%(b)	3.56%	6.37%(b)
Ratios and Supplemental Data:
Net Assets at end of period............................................................	$ 106,550	$ 47,512	$ 9,678
Ratios of gross expenses to average net assets...............................	2.02%(c)	3.30%	29.91%(c)
Ratios of net expenses to average net assets...................................	1.49%(c)	1.30%	0.17%(c)
Ratios of net investment income to average net assets....................	2.65%(c)	2.68%	4.48%(c)
Portfolio turnover rate....................................................................	19.83%(b)	62.38%	23.54%(b)

....... * The Fund began issuing Class-I Shares on July 10, 2012.

(a)      Per Share amounts are calculated based on average outstanding shares.

(b)     Not annualized.

(c)      Annualized.

PRINCIPAL RISKS

                Any of the investments made by the Fund can result in an investment loss, which may be significant.  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institutions, and are not federally insured by the Federal Deposit Insurance Company or any other governmental agency.  The principal risks of investing in the Fund, which risks could adversely affect the Fund’s net asset value or return, are:

Employing a Multi-Manager Strategy Involves Risks Not Present in Direct Investment Programs.

                The success of the Fund depends in large part upon the ability of the Adviser, with the assistance of Callan to choose successful institutional asset managers and upon the ability of the Adviser and the institutional asset managers to develop and implement investment strategies that achieve the Fund’s investment objectives.

The Fund is Non-Diversified.

                The Fund may be subject to greater risk with respect to its portfolio securities than a “diversified” fund because changes in the financial condition or market assessment of a single issuer may cause greater fluctuation in the value of its interests.

Shareholders Will Have Only Limited Liquidity.

                Shares do not trade in any public market or exchange.  With limited exceptions, including the ability to transfer or resell Shares in accordance with the provisions of the Fund’s LLC Agreement, liquidity will be provided only through quarterly repurchase offers of at least 5% of the outstanding shares of each share class per quarter.

Restricted and Illiquid Investments Involve the Risk of Loss.

                Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.   In addition, the Fund’s interests in the Investment Funds may be subject to substantial restrictions on transfer.

Business and Regulatory Risks of the Fund and of Investment Funds.

                Legal, tax and regulatory changes (including laws relating to taxation of the Fund’s investments, trade barriers and currency exchange controls), as well as general economic and market conditions (such as interest rates, availability of credit, credit defaults, inflation rates and general economic uncertainty) and national and international political circumstances (including wars, terrorist acts or security operations), may adversely affect the Fund.   Risks of Investment Funds encompasses the possibility of loss due to Investment Funds’ fraud, intentional or inadvertent deviations from a predefined investment strategy (including excessive concentration, directional investing outside of predefined ranges, excessive leverage or new capital markets), or simply poor judgment.

Investment Funds May Have Heavily Concentrated Investment Holdings.

                An Investment Fund, from time to time, may invest a substantial portion of its assets in a particular property type, geographic location or securities instrument. The investment portfolios of these Investment Funds (and, in turn, the Fund’s portfolio) may be subject to greater risk and volatility than if investments had been made in a broader diversification of investments in terms of property type, geographic location or securities instrument.  To the extent that the Fund’s investment portfolio is concentrated in a property type, geographic location or securities instrument, the risk of any investment decision is increased.

General Market Fluctuations Will Affect the Fund’s Returns.

                The Fund’s investments in Investment Funds and Real Estate Securities may be negatively affected by the broad investment environment in the real estate market, the debt market and/or the equity securities market and may experience greater volatility during periods of challenging market conditions.

General Risks of the Investment Funds Investing in Real Estate.

                The Fund will not invest in real estate directly, but, because the Fund will invest in Investment Funds that qualify as REITs or investment vehicles treated similarly as private REITs, the Fund’s investment portfolio will be significantly impacted by the performance of the real estate market.

Risks of Investing in REITs.

                Although the Adviser, Callan and the Board will engage in the necessary due diligence to ensure that the Fund’s assets are invested in Investment Funds that provide reports that will enable them to monitor the Fund’s investments, there can be no assurance that the entities in which the Fund invests, with the expectation that they will be taxed as REITs, will qualify as REITs. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could significantly reduce the Fund’s yield on that investment.

Risks of Investing in Real Estate-Related Debt and Real Estate-Related Securities.

                The Fund and Investment Funds may invest in real estate-related debt and real estate-related securities, which are subject to risk of loss and could have a material adverse effect on the Fund’s cash flow from operations and net asset value.

FUND MANAGEMENT

                The Fund’s investment adviser is Versus Capital Advisors LLC (the Adviser), a registered adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).  See “Management of the Fund – Adviser and Investment Management Fee” in the Prospectus.  The Adviser has engaged Callan Associates Inc. (“Callan”), a registered adviser under the Advisers Act, to act as the Fund’s investment sub-adviser.  Callan will assist the Adviser by providing research and opinions regarding institutional asset managers, as well as recommendations with regard to Investment Funds and Investment Managers for review and approval by the Adviser.  Callan provides research, education, decision support and advice to over 375 clients responsible for nearly $2 trillion in total assets.

PURCHASE AND SALE OF SHARES

                The Fund offers Shares continuously.  You may purchase Shares of the Fund from any Selling Agent by submitting an order to purchase Shares on any day that the New York Stock Exchange (the “NYSE”) is open for business (each, a “Business Day”).  The Selling Agent can help you establish and maintain an account with such Selling Agent and purchase Shares of the Fund for such account.  The Fund has authorized one or more Selling Agents to receive purchases of Shares or repurchase orders in response to a Repurchase Offer, on its behalf.  Further, Selling Agents are authorized to designate other intermediaries to receive orders to purchase Shares and repurchase orders in response to a Repurchase Offer. Once a Selling Agent has determined that your investment in the Fund is suitable for your investment profile, such Selling Agent shall submit a purchase order for Shares to the Fund’s Transfer Agent. The Fund will be deemed to have received a purchase or repurchase order when a Selling Agent or its authorized designee submits the order to the Fund’s Transfer Agent.  The Class F Shares and Class I Shares are offered at the prevailing NAV per share as of the business day that the request to purchase shares is received and accepted by or on behalf of the Fund.    Shareholders shall not pay a Sales Load for such shareholder’s investment in the Fund. The Fund expects to distribute Shares principally through these Selling Agents that are paid a fee, by their client, for the investment services provided to the client (typically referred to as wrap or fee based accounts). Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision.  You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.

                The Fund is initially offering up to $750 million of two classes of shares of beneficial interest of the Fund, the Class F Shares and the Class I Shares (collectively, the “Shares”).  Foreside Funds Distributors LLC (the “Distributor”) serves as the Fund’s “statutory underwriter,” within the meaning of the Securities Act, and facilitates the distribution of the Shares.  The Distributor may engage, at the behest of the Fund, one or more sub-distributors to sell Shares or to otherwise facilitate the distribution of Shares by entering into agreements with other financial intermediaries, including third party securities dealers.

                With regard to the Class F Shares, the Distributor or its designee may delegate some or all of its duties and obligations hereunder to financial intermediaries pursuant to Dealer Agreements (as hereinafter defined).  Such financial intermediaries may include, but are not limited to, broker-dealers, financial institutions and other investment professionals, such as investment advisers, insurance companies, accountants and estate planning firms.  The Distributor may enter into selling and/or servicing agreements with financial intermediaries for the offer, sale and/or servicing of Shares of the Fund (“Dealer Agreements”).  Any other broker or dealer contracted by the Distributor or its designee to sell Class F Shares as part of the selling group (each such broker or dealer, a “Selling Agent,” and collectively “Selling Agents”), will sell and distribute the Class F Shares.  The Selling Agents may also be considered “statutory underwriters” within the meaning of the Securities Act. The Distributor or its designee may pay, from its own resources, compensation to its affiliates, financial advisers, as well as third party Selling Agents, in connection with the sale and distribution of the Class F Shares or ongoing servicing of clients with whom they have placed Class F Shares of the Fund.

                The minimum initial investment in the Fund’s Class F Shares is $2,000, with a minimum subsequent investment of $1,000.  Such minimum investment values will be subject to waiver in the Adviser’s sole discretion.

                The Class I Shares are only available for purchase by: (i) those making a minimum investment of $1,000,000, (ii) banks, trust companies or similar financial institutions investing for their own account or for trust accounts for which they have authority to make investment decisions  (subject to certain limitations); (iii) directors, officers, and employees of the Adviser; and (iv) registered investment advisers purchasing Class I Shares on behalf of their clients where the registered investment advisers have executed a letter of intent acknowledging the intent to aggregate at least $1,000,000 in client Class I Share purchases. There is no minimum for subsequent purchases. See “The Fund’s Share Classes” in the Prospectus.

USE OF PROCEEDS

The proceeds of this initial offering of Shares will be up to $750,000,000.  There is no assurance that the Fund will raise such amount.  The proceeds of this offering may be initially invested by the Fund in short-term, high-quality debt securities, money market instruments or money market funds, in addition to, or in lieu of, investments consistent with the Fund’s investment objectives and policy and principal strategies as soon as practicable after this offering.  If the Fund is delayed in investing the proceeds of this offering, the Fund’s distributions could consist, in whole or in part, of a return of capital.   See “Risk Factors” in the Prospectus for more discussion of the potential limitations on the Fund’s ability to invest consistent with its investment objectives and investment policy.

TAX INFORMATION

                The Fund expects that on January 31st of each year, the Fund will send shareholders information on the tax status of any distribution made during the previous calendar year.  Because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

                If a shareholder recognizes a loss with respect to Shares in excess of certain prescribed thresholds (currently, $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of this reporting requirement in light of their individual circumstances.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

                The Fund expects to distribute Shares principally through these Selling Agents that are paid a fee, by their client, for the investment services provided to the client (typically referred to as wrap or fee based accounts). Because an investment in our Shares involves many considerations, your financial advisor or other financial intermediary may help you with your investment decision.  You should discuss with your financial advisor or financial intermediary any payments received as a result of your investment in our Shares.